Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S. C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 to the Annual Report of BLGI, Inc. , (the “Company”) on Form 10-K for the year ended April 30, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lawrence P. Cummins , Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 19, 2021	/s/ Lawrence P. Cummins Lawrence P. Cummins Chief Executive Officer (Principal Executive Officer)